Goodwill And Intangible Assets, Net	12 Months Ended
Dec. 31, 2011
Goodwill And Intangible Assets, Net [Abstract]
Goodwill And Intangible Assets, Net

NOTE 6 — GOODWILL AND INTANGIBLE ASSETS, NET

The changes in the carrying amount of goodwill by reportable operating segment (please refer to Note 3 – Geographic and Segment Reporting for discussion of our reportable operating segments) for the year ended December 31, 2010 and 2011, are as follows (in thousands):

	Licenses	Maintenance Services	Professional Services	Total
Balance as of December 31, 2009	$470,934	$198,895	$652	$670,481
Acquisitions (1)	17,837	12,196	3,664	33,697
Adjustments (2)	1,324	715	7	2,046

Balance as of December 31, 2010	490,095	211,806	4,323	706,224
Acquisitions (1)	49,591	94,783	3,517	147,891
Adjustments (3)	2,557	1,292	480	4,329

Balance as of December 31, 2011	$542,243	$307,881	$8,320	$858,444

(1)	Please refer to Note 2 – Acquisitions for additional details.
(2)	Primarily from post-acquisition payment obligations to former shareholders of acquisitions we made in 2007 pursuant to accounting principles applicable to acquisitions in that year.
(3)	Adjustments relate to finalization of purchase price allocations, primarily from Surgient (please refer to Note 2 – Acquisitions for details of this adjustment).

Intangible assets, net are comprised of the following (in thousands):

	December 31
	2011			2010
	Gross Carrying Amount	Accumulated Amortization and Impairments	Net	Gross Carrying Amount	Accumulated Amortization and Impairments	Net
Acquired technology and IPR&D (1)	$244,680	$(157,944)	$86,736	$164,816	$(133,591)	$31,225
Customer relationships	122,918	(67,193)	55,725	74,318	(50,639)	23,679
Non-compete agreements	15,068	(13,896)	1,172	13,919	(13,201)	718
Trademarks and trade names (2)	19,596	(12,843)	6,753	13,302	(6,139)	7,163

	$402,262	$(251,876)	$150,386	$266,355	$(203,570)	$62,785

(1)	IPR&D projects were identified and valued related to our acquisitions. These projects are continually assessed for impairment. Upon completion, these projects will be amortized over their estimated useful life.
(2)	Trademarks and trade names include $6.2 million and $0.8 million in trade names related to our acquisition of ScriptLogic and PacketTrap, respectively, that each have an indefinite useful life, and as such are not being amortized. In 2011, the $6.2 million trade name related to ScriptLogic became impaired (please refer to discussion below).

During the year ended December 31, 2011, we recognized impairment losses of approximately $9 million. During the third quarter of 2011, certain intangible assets related to Surgient were impaired due to changed plans for certain products that were to include these technology assets. The impairment loss of $1.6 million was recorded in Cost of revenues and Amortization of other purchased intangible assets for $0.8 million each in our consolidated income statements. During the fourth quarter of 2011, the trade name of $6.2 million related to ScriptLogic and the IPR&D of $1.1 million related to PacketTrap became impaired. The trade name related to ScriptLogic became impaired due to the integration and branding of ScriptLogic products with Quest products. The IPR&D related to PacketTrap became impaired due to changed plans for certain products that were to include these technology assets. The impairment loss of $6.2 million was recorded in Amortization of other purchased intangible assets and $1.1 million was recorded in Cost of revenues in our consolidated income statements.

Amortization expense for intangible assets was $39.4 million, $28.8 million and $32.6 million for the year ended December 31, 2011, 2010 and 2009, respectively. Estimated annual amortization expense related to intangible assets reflected on our December 31, 2011 balance sheet is as follows (in thousands):

Estimated Annual Amortization Expense
2012	$43,612
2013	29,863
2014	27,285
2015	18,185
2016 and thereafter	30,641

Total accumulated amortization	$149,586